

Omnicare

2014 Credit Suisse Annual Health Care Conference

November 11, 2014

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to update such forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Agenda

1. Omnicare Background
2. Long-Term Care Pharmacy
3. Specialty Care Group
4. Multi-Layered Growth Strategy

1 Omnicare Background

Company Journey

Significant Transformation Underway



Formation of Specialty Care Group
SCG sales strategy developed; sales team deployment
LTC assessment, operational evaluation
Centralization strategy for certain key operating and support functions
LTC operations, account management restructure
2010
2011
2012
2013
2014
2015
Evaluation of existing specialty pharmacy operations
Consolidation of satellite pharmacies
Initiation of multi-phased operating plan for LTC
LTC sales strategy developed and implemented
Evaluation of drug sourcing strategy
Execute on key operating efficiencies

Significant progress has been achieved with additional initiatives in place to fortify our company for **long-term growth**

Omnicare

Company Journey

Transition to an Integrated Operating Entity

Omnicare

- Omnicare Pharmacy Services
- AccuMed Technology Solutions
- Omnicare Clinical Research
- ACS Advanced Care Scripts
- excelleRx
- Tidewater Group Purchasing
- RxCrossroads
- PBM Plus
- Care For Life An Omnicare Company

Omnicare

Long-Term Care Group	Specialty Care Group	
Skilled Nursing Pharmacy	Brand Support Services	Supply Chain Solutions
Assisted Living Pharmacy	Patient Support Services	Specialty Pharmacy

Restructuring our business into **six core platforms** has enabled **better integration** of our operations and more visibility into **growth opportunities**

Omnicare's Primary Businesses

Six Platforms, One Common Value Proposition

	Long-Term Care Group		Specialty Care Group	
Platforms	Skilled Nursing Pharmacy	Assisted Living Pharmacy	Brand Support Services Patient Support Services	Supply Chain Solutions Specialty Pharmacy
Customers	Skilled nursing, assisted living, other chronic care settings		Patients, providers, care-givers, nurses, physicians, manufacturers	
Market Position	Industry leader		Varies by operating platform	
Revenue[1]	$4.7B		$1.6B	

Leading provider of **complex pharmacy services** expanding across patient populations, care settings and pharmaceutical product types

1. *Revenues for the trailing twelve months ended September 30, 2014.*

Omnicare

Company Journey
Business Mix Reflects More Diversification

2010 Revenue Mix[1]


9.5%
90.5%
Long-Term Care
Specialty Care

2014 Revenue Mix[1]


26.4%
73.6%
Long-Term Care
Specialty Care

Rapid growth within our Specialty Care Group has accelerated our objective of becoming a **diversified healthcare service provider**

1. *Data for 1Q10 and 3Q14, respectively.*

Omnicare

Financial Results[1]

Quarter Trends

Revenue


$1,750M
$1,500M
$1,250M
$1,000M
$1,536M
$1,571M
$1,611M
$1,608M
4Q13
1Q14
2Q14
3Q14

Adjusted EBITDA


$185M
$180M
$175M
$170M
$165M
$172M
$178M
$176M
$180M
4Q13
1Q14
2Q14
3Q14

Adjusted Cash EPS


$0.96
$0.92
$0.88
$0.84
$0.80
$0.87
$0.91
$0.91
$0.94
4Q13
1Q14
2Q14
3Q14

Cumulative Cash Flow from Operations


97.5% of CFFO Returned to Shareholders
$600M
$400M
$200M
$0M
$24M
$195M
$414M
$378M
4Q13
1Q14
2Q14
3Q14

1. *Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com.*

Omnicare

2 Long-Term Care Pharmacy

Long-Term Care at a Glance

Value Proposition

Nationwide footprint focused on lowering overall healthcare costs and improving health outcomes for patients	**Efficient Operations** that utilizes proprietary automation; which reduces costs while improving accuracy and consistency of service
Robust clinical Infrastructure supported by Geriatric Pharmaceutical Guidelines (Industry standard)	**Innovative technology** capabilities that include MyOmniview, eMAR, and other customer-facing technology solutions

Adjusted EBITDA[(1)]



$750M
$650M
$550M
$684M
$705M
$711M
2012
2013
LTM

Adj. Operating Income per Script[(1)]



$5.80
$5.60
$5.40
$5.20
$5.43
$5.64
$5.73
2012
2013
LTM

1. *Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com.*

Omnicare

Market Dynamics - Long-Term Care

Aging Population Shaping US Healthcare System[1]



Aged 85+
Aged 65 - 84
Under 65
CAGR
2.3%
1.3%
0.4%
410,000,000
370,000,000
330,000,000
290,000,000
250,000,000
2012
2016
2020
2024
2028
2032
2036
2040
2044
2048
2052
2056
2060

Seniors' utilization of pharmaceuticals is more than **three times higher** than the general population[2].

1. *U.S. Census Bureau.*
2. *IMS – The Use of Medicines in the United States: Review of 2011.*

Omnicare

Market Dynamics - Long-Term Care

Generic Volumes Expected to Continue to Increase



88%
86%
84%
82%
82.5%
82.9%
83.8%
86.0%
87.0%
2012
2013
2014E
2015E
2016E

Increase in the generic dispensing rate is a key driver for Omnicare because low cost generic drug introductions benefit the company, its customers, and payers

1. *Assumptions for full-year average generic dispensing rate based on Omnicare data and OCR projected generic launch dates and are subject to change. Includes the impact of short-cycle dispensing which became effective on January 1, 2013.*

3

Specialty Care Group

Specialty Care Group at a Glance

Value Proposition

Manufacturer partner programs providing **customized integrated solutions**	**Dedicated clinical specialists** manage programs that improve access to therapy
Coordination and adherence programs reduce costs and lead to **improved patient outcomes**	**Enhanced capabilities and infrastructure** supporting the unique needs of biologics

Adjusted EBITDA[1]



$140M
$100M
$60M
$101M
$118M
$133M
2012
2013
LTM

YOY Average Patient Referral Growth



40%
20%
0%
5.8%
18.6%
26.3%
2012
2013
LTM

1. *Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com.*

Omnicare

Specialty Market Overview

2014 to 2016 Expected Three Year Compound Growth[(1)(2)]



Cancer
92%
Growth Deficiency
31%
Hepatitis C
1803%
HIV
49%
Inflammatory Conditions
80%
Miscellaneous CNS Disorders
199%
Multiple Sclerosis
40%
Pulmonary Hypertension
4%
Respiratory Conditions
430%
Transplant
(9%)
Total Specialty
63%
-100%
0%
100%
200%
300%
400%
2000%

U.S. specialty drug spending projected to **increase 63%** by the end of 2016

1. *2013 Express Scripts Drug Trend Report; UnitedHealth Center for Health Reform & Modernization "The Growth of Specialty Pharmacy" April 2014.*
2. *Trend is forecast only for specialty medications billed through the pharmacy benefit.*

Omnicare

Growth in Specialty Market

Specialty products expected to account for 41% of USA sales by 2020[1]



Share of USA Biotechnology Sales
50%
40%
30%
20%
10%
0%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
CAGR: 5.0%



Top 100 Prescription Products
2006
21%
79%
Biotech
Conventional
2013
45.0%
55.0%
Biotech
Conventional
2020
48.0%
52.0%
Biotech
Conventional

Within the top 100 prescription products, biologics have seen a rapid increase in share from 21% in 2006 to an expected 52% by 2020

1. *Source: EvaluatePharma®: World Preview 2014, Outlook to 2020 – June 2014, and proprietary reporting from EvaluatePharma®*

Omnicare

4 Multi-Layered Growth Strategy

Multi-Layered Growth Strategy

Key Components to 2015 Growth Objectives

Long-Term Care	Capture share in SNF; capitalize on market growth in ALF	Expand into adjacent markets (e.g., MRDD, PACE)	LTC operation enhancements
Specialty Care	Capitalize on strong fee-for-service pipeline	Innovative model developments	Robust specialty pharmacy growth
Commercialization Efforts	Generic sourcing strategy opportunities	Value-based payer relationships	Branded and specialty drug procurement optimization
Operating Efficiencies	Leverage existing infrastructure and optimize footprint	Enterprise-wide process standardization	Information technology and business process efficiencies
Capital Structure and Allocation	Align capital structure with growth strategy	Continued investments in business, bolt-on acquisitions	Return capital to shareholders

Value Creation

Drivers to Increasing Value

1. Diversified Healthcare Services Provider
2. Leading Market Position
3. Positive Industry Dynamics
4. Sourcing Optimization Strategy
5. Operating Efficiency Initiatives
6. Strong Cash Flow Capabilities / Capital Deployment Strategies



Omnicare

2014 Credit Suisse Annual Health Care Conference

November 11, 2014